UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Investor Class (SEEDX)
Institutional Class (SEDEX)

SEMI-ANNUAL REPORT
June 30, 2016

Oakseed Opportunity Fund
A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Supplemental Information	22
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the Oakseed Opportunity Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.oakseedfunds.com

Jackson Park Capital, LLC 175 West Canyon Crest Road, Suite 202 Alpine, Utah 84004 www.oakseedfunds.com

Dear Fellow Shareholders,

For the six months ended June 30, 2016, the Oakseed Opportunity Fund’s Investor Class lost -0.85% and the Institutional Class fell -0.84% while the S&P 500 Index (with dividends) increased 3.84%. The first half of 2016 saw little respite from the market volatility that began in August 2015, with a steep sell off in February of this year followed by strong returns in the subsequent months, culminating with the United Kingdom’s decision to leave the European Union in June. Amidst this turbulent backdrop, we continued to invest in securities where we believe the risk/reward profile is highly favorable, but as we mentioned in previous Shareholder Letters, such opportunities can be more volatile due to uncertainties regarding financial and operating leverage, liquidity, and access or exposure to capital markets.

Historically, we have preferred sectors of the market that substantially underperformed the broader indices, believing there were potentially more mispriced opportunities to uncover. As such, our capital deployment during the first six months of 2016 focused upon two industries that significantly lagged the overall equity markets: financial services and healthcare. The Fund increased its weighting in both of these groups, resulting in a higher number of securities to manage risk in two historically volatile sectors. Specifically with respect to healthcare, we added several new positions in small cap biotechnology stocks where we believed it was prudent to spread risk across a number of positions given the high failure rate of pharmaceuticals in various clinical trials.

The United Kingdom voting to leave the European Union disproportionally impacted financial services stocks in the United States as the “flight to safety” pushed long-term U.S. rates down from already historically low levels, resulting in a continued flattening of the yield curve. As major credit institutions such as large, national banks and specialty finance companies rely upon an upward sloped yield curve for generating net interest income, their stock prices fell considerably more than the overall markets when the U.K. decision was announced. In addition, the resulting global downdraft of market prices negatively impacted portfolio values at publicly traded asset management companies, leading to higher volatility for their own stock prices. We owned several financial services companies heading into the year, but materially increased our weighting during the past six months, particularly in February and again in June following the U.K.’s decision. We also reduced individual position weightings, such as Capital One Financial, to diversify our increased exposure to the group while concurrently realizing losses for tax purposes. The net result was a modest contribution from our financial services stock during the period.

Whereas financial services stocks contributed positively in the past six months as several securities were purchased during February’s sell off at favorable prices, our healthcare stocks were responsible for most of the Fund’s underperformance year to date. In fact, all three of our top detractors were healthcare related companies, although our top performer, St. Jude Medical, purchased at the beginning of 2016, was also from the same general industry but within the medical device field. We would also note that the group has been one of the best performing sectors since the Fund’s inception. In addition, several new healthcare stock purchases during the period offset much of the losses from older positions as new investments St. Jude Medical, Anacor Pharmaceuticals, and Xenoport were all taken over by larger companies.

Jackson Park Capital, LLC 175 West Canyon Crest Road, Suite 202 Alpine, Utah 84004 www.oakseedfunds.com

As stated above, St. Jude Medical, well known for its heart valves, implantable defibrillators and pacemakers, was the top contributor for the Fund during the first half of 2016. We purchased the stock in January and February as the company continued to disappoint investors due to market share losses as competitors introduced new products over the past year. However, we believed that the company’s next generation devices, already launched in Japan and selling briskly, would eventually help reclaim lost market share domestically given expected FDA approval later in 2016. In addition, as one of the few independent medical device manufacturers, St. Jude Medical has frequently been viewed as an attractive acquisition candidate. On April 28, 2016, Abbott Laboratories announced a definitive agreement where it would purchase all outstanding stock of St. Jude Medical for $85 per share in cash and Abbott stock, a 37% premium to the prior day's closing price. We elected to sell our position rather than wait for the remaining arbitrage return given the better opportunities in the market due to recent volatility.

Yahoo!, which seems to make an appearance in every Shareholder Letter as either a top contributor or top detractor, was this time a top contributor, second to St. Jude Medical, but the largest when combined with our closed short position in Alibaba. At the time of this letter, Verizon has been announced as the winning bidder for Yahoo!'s core internet business for a $4.8 billion cash purchase price with an expected close in the first quarter of 2017. Management has stated the entire sale proceeds will be returned to shareholders via a share repurchase or special dividend (approximately $4 per share), and perhaps more importantly the remaining assets consisting of Yahoo!'s 15% stake in Alibaba, 35% stake in Yahoo! Japan, and $6 billion of net cash will be unencumbered by the potential Alibaba tax burden of roughly $11 billion or $11 per share. On a current share price of $38, we believe there is still significant upside potential as the market gradually realizes the elimination of this substantial tax overhang after the deal closes.

Enterprise Product Partners is a mid-stream energy pipeline company structured as a Master Limited Partnership and was the Fund's third largest contributor during the period. We wrote about the firm in our 2015 Annual Report Shareholder Letter, as it was one of the top detractors last year, emphasizing the company’s conservative management team, capital structure and secure dividend payout. During the first six months of 2016, energy and commodity stocks enjoyed strong returns relative to the overall market, reversing the trend of the past two years. Enterprise Product Partners benefited from Wall Street's renewed enthusiasm for the group and despite the stock’s recent appreciation, still has an attractive dividend yield of nearly 6%.

Jackson Park Capital, LLC 175 West Canyon Crest Road, Suite 202 Alpine, Utah 84004 www.oakseedfunds.com

As mentioned previously, healthcare stocks were the Fund's top detractors, led by Teva Pharmaceuticals, Gilead Sciences, and Express Scripts. We have owned Teva since the Fund's inception and to date it remains the largest dollar profit contributor for the Fund as we realized most of our position in early 2015. CEO Erez Vigodman continued the turnaround of the company he has led since becoming CEO in January 2014, culminating with the announced acquisition of Actavis' (now Allergan) generic drug operations in July 2015, creating the world's largest generic drug firm. However, the deal had been delayed due to U.S. anti-competitive regulatory concerns, resulting in requisite asset dispositions. In addition, profitability was diluted from financing the transaction, primarily with debt, well ahead of the since delayed closing, causing a mismatch of higher financing costs without the intended acquired operating benefits. Combined with the general malaise in specialty pharmaceutical stocks due to political rumblings from high drug prices and the collapse of Valeant Pharmaceuticals, Teva's stock suffered materially. We continue to like the longer-term prospects for Teva, have high confidence in Vigodman’s capabilities, and believe the valuation at 9 times earnings does not reflect Teva’s potential. At the time of this letter, Teva has finally announced approval from U.S. regulators and should close the Allergan transaction expeditiously.

Gilead Sciences, a former top contributor for the Fund, appeared on the top detractor's list for the first time this period. In 2015, Gilead’s drugs Sovaldi and Harvoni for curing hepatitis C were the largest selling pharmaceuticals in the world with a combined $19 billion in annual revenue, having been launched just two years prior. There are estimated to be over 3 million people afflicted with hepatitis C globally, and today Gilead's drugs have cured approximately one-third of those patients in a relatively short period of time. However, the remaining patients will be much slower to access Gilead's drugs due to payer restrictions and slow government approvals in other parts of the world. In addition, both Abbvie and Merck have introduced competing drugs at lower prices forcing Gilead to make price concessions as well. As a result, the firm is experiencing year over year declines in revenue, which may persist until late 2017. We expect Gilead will then begin to grow modestly as payer restrictions ease, approvals occur throughout other global markets, and Gilead’s next generation hepatitis C drugs keep competition at bay. At a modest valuation of 7 times earnings, with significant free cash flow generation and low expectations, we believe Gilead will return to the winner's circle in future letters.

Express Scripts (ESRX) is the nation's largest pharmacy benefit manager, a company that contracts with pharmaceutical companies and large corporations to provide drug benefit plans at discounted prices for its clients' covered members. While we initially liked both the business model and management team at Express Scripts, increasingly we became concerned with the possibility that large clients may attempt to insource their drug benefit programs and bypass the benefit manager. This is particularly likely to occur if a client’s own employee base were large enough to extract deep price discounts directly with the pharmaceutical companies. In fact, Anthem, the large managed care company and Express Scripts’ largest client, is currently disputing contract terms claiming not enough savings on drugs have been passed to them, instead inuring to Express Script’s own profitability. In conjunction with a nascent effort by the country’s 30 largest employers to form an alliance and potentially manage drug benefits directly, we have become wary of the pharmacy benefit management business model and elected to sell our entire position at a loss.

Jackson Park Capital, LLC 175 West Canyon Crest Road, Suite 202 Alpine, Utah 84004 www.oakseedfunds.com

We have welcomed the opportunity to invest more cash, which stood at 8.4% of assets at June 30, 2016. After three years of generally rising equity prices, the past year’s volatility has afforded better opportunities. Although challenging times may yet be ahead, we feel it is the right decision to invest more cash when sufficiently low valuations yield the potential for attractive returns.

Closing
Our relative returns remain disappointing, a result that we acknowledge with contrition and humility. Superseding all however, is our appreciation for shareholders who continue to believe as we do that our efforts should yield competitive returns over time. We have again added to our individual holdings during 2016 and the Fund continues to be the majority of our personal assets. Thank you for your continued investment and support.

Sincerely,

Jackson Park Capital, LLC 175 West Canyon Crest Road, Suite 202 Alpine, Utah 84004 www.oakseedfunds.com

IMPORTANT INFORMATION

An investment in the Oakseed Opportunity Fund is subject to risks, including possible loss of principal. The Fund risks include, but are not limited to: equity securities risk, exchange traded funds risk, management risk, market risk, preferred stock risk, value-oriented investment strategy risk, warrant risk and industry concentration risk. Foreign investment risk, where the prices of foreign securities may be more volatile than the securities of U.S. companies, includes economic social conditions, political developments and the regulatory environment, plus be more sensitive to changes in interest or exchange rates. Small & mid-cap company risk exists; the securities of such companies may be subject to more abrupt or erratic market movements than larger companies. Options risk, when the Fund’s options positions may fluctuate to a greater degree than the securities they track, and there is the risk when selling put options that the value of underlying security could decrease and the put could be exercised, obligating the seller of the put to buy the security at a higher price than the prevailing market price. The Fund may invest a larger portion of its assets in one or more industries than many other mutual funds, and thus will be more susceptible to negative events affecting those industries. A full description of Fund risks is in the prospectus.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The views were those of the Co-Portfolio Fund Managers as of June 30, 2016, and may not reflect their views on the date this material is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This material may contain discussions about investments that may or may not be held by the Fund as of the date of this material. All current and future holdings are subject to risk and to change.

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2016 (Unaudited)

Number of Shares		Value

	COMMON STOCKS – 89.4%
	AEROSPACE/DEFENSE – 1.3%
4,000	TransDigm Group, Inc.*	$1,054,760

	APPAREL MANUFACTURERS – 2.4%
31,000	VF Corp.	1,906,190

	APPLICATIONS SOFTWARE – 1.7%
12,000	Intuit, Inc.	1,339,320

	CAPITAL MARKETS – 3.2%
17,000	Goldman Sachs Group, Inc.	2,525,860

	COMMERCIAL SERVICES – 2.9%
30,000	ARAMARK Holdings Corp.	1,002,600
25,000	Nielsen N.V.[1]	1,299,250
		2,301,850
	COMMERCIAL SERVICES-FINANCE – 1.9%
14,000	S&P Global, Inc.	1,501,640

	DIVERSIFIED BANKING INSTITUTION – 6.6%
75,000	Citigroup, Inc.	3,179,250
33,000	JPMorgan Chase & Co.	2,050,620
		5,229,870
	E-COMMERCE/PRODUCTS – 3.6%
123,000	eBay, Inc.*	2,879,430

	E-COMMERCE/SERVICE – 1.0%
7,500	Expedia, Inc.	797,250

	ELECTRIC PRODUCTS-MISCELLANEOUS – 0.8%
13,500	AMETEK, Inc.	624,105

	FIDUCIARY BANKS – 2.4%
50,000	Bank of New York Mellon Corp.	1,942,500

	FINANCE-CREDIT CARD – 1.1%
14,000	American Express Co.	850,640

	FOOD & BEVERAGE – 2.3%
16,500	Diageo PLC - ADR[1]	1,862,520

	HOTELS & MOTELS – 2.8%
33,000	Marriott International, Inc. - Class A	2,193,180

	HUMAN RESOURCES – 2.3%
48,000	Robert Half International, Inc.	1,831,680

	INVESTMENT COMPANIES – 3.8%
68,000	Oaktree Capital Group LLC	3,043,680

	INVESTMENT MANAGEMENT/ADVISORY SERVICES – 3.1%
11,000	Affiliated Managers Group, Inc.*	1,548,470
13,000	T. Rowe Price Group, Inc.	948,610
		2,497,080

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016 (Unaudited)

Number of Shares		Value

	COMMON STOCKS (Continued)
	MEDICAL-BIOMEDICAL/GENERICS – 9.8%
11,700	Biogen, Inc.*	$2,829,294
12,000	Celgene Corp.*	1,183,560
12,500	Foundation Medicine, Inc.*	233,250
40,000	Gilead Sciences, Inc.	3,336,800
26,000	Nabriva Therapeutics A.G. - ADR* 1	195,000
		7,777,904
	MEDICAL-DRUGS – 1.6%
6,000	Jazz Pharmaceuticals PLC* 1	847,860
21,000	Valeant Pharmaceuticals International, Inc.* 1	422,940
		1,270,800
	MEDICAL-GENERIC DRUGS – 2.5%
39,000	Teva Pharmaceutical Industries Ltd. - ADR[1]	1,958,970

	MULTI-LINE INSURANCE – 3.4%
52,000	American International Group, Inc.	2,750,280

	MULTIMEDIA – 4.9%
40,000	Walt Disney Co.	3,912,800

	OIL FIELD MACHINERY & EQUIPMENT – 1.6%
37,000	National Oilwell Varco, Inc.	1,245,050

	PIPELINES – 2.5%
68,000	Enterprise Products Partners LP	1,989,680

	RETAIL-DISCOUNT – 2.1%
10,800	Costco Wholesale Corp.	1,696,032

	RETAIL-JEWELRY – 1.3%
17,000	Tiffany & Co.	1,030,880

	SEMICON COMPONENTS-INTEGRATED CIRCUITS – 3.9%
58,000	QUALCOMM, Inc.	3,107,060

	SUPER-REGIONAL BANKS-U.S. – 4.4%
55,000	Capital One Financial Corp.	3,493,050

	THERAPEUTICS – 0.2%
66,000	aTyr Pharma, Inc.*	183,480

	VETERINARY DIAGNOSTICS – 0.3%
77,000	Kindred Biosciences, Inc.*	272,580

	WEB PORTALS/ISP – 7.7%
4,200	Alphabet, Inc. - Class C*	2,906,820
85,000	Yahoo!, Inc.*	3,192,600
		6,099,420
	TOTAL COMMON STOCKS (Cost $67,365,918)	71,169,541

	EXCHANGE-TRADED FUNDS – 2.3%
5,000	ProShares Short Russell 2000*	295,000

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016 (Unaudited)

Number of Shares		Value

	EXCHANGE-TRADED FUNDS (Continued)
38,000	ProShares Short S&P500*	$1,505,560

	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,805,757)	1,800,560

Principal Amount

	SHORT-TERM INVESTMENTS – 4.9%
$3,888,893	UMB Money Market Fiduciary, 0.01%[2]	3,888,893

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,888,893)	3,888,893

	TOTAL INVESTMENTS – 96.6% (Cost $73,060,568)	76,858,994
	Other assets in excess of liabilities – 3.4%	2,729,224

	TOTAL NET ASSETS – 100.0%	$79,588,218

ADR – American Depository Receipt
LP – Limited Partnership
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
SUMMARY OF INVESTMENTS
As of June 30, 2016 (Unaudited)

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Medical-Biomedical/Generics	9.8%
Web Portals/ISP	7.7%
Diversified Banking Institution	6.6%
Multimedia	4.9%
Super-Regional Banks-U.S.	4.4%
Semicon Components-Integrated Circuits	3.9%
Investment Companies	3.8%
E-Commerce/Products	3.6%
Multi-line Insurance	3.4%
Capital Markets	3.2%
Investment Management/Advisory Services	3.1%
Commercial Services	2.9%
Hotels & Motels	2.8%
Pipelines	2.5%
Medical-Generic Drugs	2.5%
Fiduciary Banks	2.4%
Apparel Manufacturers	2.4%
Food & Beverage	2.3%
Human Resources	2.3%
Retail-Discount	2.1%
Commercial Services-Finance	1.9%
Applications Software	1.7%
Medical-Drugs	1.6%
Oil Field Machinery & Equipment	1.6%
Aerospace/Defense	1.3%
Retail-Jewelry	1.3%
Finance-Credit Card	1.1%
E-Commerce/Service	1.0%
Electric Products-Miscellaneous	0.8%
Veterinary Diagnostics	0.3%
Therapeutics	0.2%
Total Common Stocks	89.4%
Exchange-Traded Funds	2.3%
Short-Term Investments	4.9%
Total Investments	96.6%
Other assets in excess of liabilities	3.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2016 (Unaudited)

Assets:
Investments, at value (cost $73,060,568)	$76,858,994
Cash deposited with broker	5
Receivables:
Investment securities sold	2,901,758
Fund shares sold	496
Dividends and interest	11,770
Prepaid expenses	17,706
Total assets	79,790,729

Liabilities:
Payables:
Fund shares redeemed	73,957
Advisory fees	49,058
Distribution fees (Note 6)	1,616
Fund administration fees	13,967
Auditing fees	8,684
Fund accounting fees	6,685
Custody fees	5,717
Transfer agent fees and expenses	5,566
Legal fees	4,677
Chief Compliance Officer fees	975
Trustees' fees and expenses	244
Accrued other expenses	31,365
Total liabilities	202,511

Net Assets	$79,588,218

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$71,890,384
Accumulated net investment income	211,717
Accumulated net realized gain on investments, securities sold short and
written options contracts	3,687,691
Net unrealized appreciation on:
Investments	3,798,426
Net Assets	$79,588,218

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$7,696,525
Shares of benficial interest issued and outstanding	656,868
Redemption price	$11.72

Institutional Class Shares:
Net assets applicable to shares outstanding	$71,891,693
Shares of benficial interest issued and outstanding	6,095,103
Redemption price	$11.79

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $22,056)	$731,785
Interest	534
Total investment income	732,319

Expenses:
Advisory fees	420,279
Fund administration fees	50,526
Fund accounting fees	25,930
Transfer agent fees and expenses	19,796
Registration fees	15,998
Shareholder reporting fees	11,041
Distribution fees (Note 6)	10,855
Legal fees	10,479
Custody fees	9,647
Auditing fees	8,793
Miscellaneous	7,192
Chief Compliance Officer fees	4,626
Trustees' fees and expenses	3,051
Insurance fees	568
Interest expense	309
Total expenses	599,090
Advisory fees waived	(78,488)
Net expenses	520,602
Net investment income	211,717

Realized and Unrealized gain (loss) on Investments and Securities Sold Short:
Net realized gain on:
Investments	3,448,440
Securities sold short	678,859
Net realized gain	4,127,299
Net change in unrealized appreciation/depreciation on:
Investments	(5,195,073)
Securities sold short	(321,102)
Net change in unrealized appreciation/depreciation	(5,516,175)
Net realized and unrealized loss on investments
and securities sold short	(1,388,876)

Net Decrease in Net Assets from Operations	$(1,177,159)

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$211,717	$438,060
Net realized gain on investments and securities sold short	4,127,299	6,616,969
Net change in unrealized appreciation/depreciation on investments
and securities sold short	(5,516,175)	(10,462,591)
Net decrease in net assets resulting from operations	(1,177,159)	(3,407,562)

Distributions to Shareholders:
From net investment income:
Institutional Class	-	(100,496)
From net realized gain:
Investor Class	-	(1,126,839)
Institutional Class	-	(6,068,791)
Total distributions to shareholders	-	(7,296,126)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	827,331	5,534,172
Institutional Class	1,515,366	13,346,673
Reinvestment of distributions:
Investor Class	-	1,089,551
Institutional Class	-	5,904,061
Cost of shares redeemed:
Investor Class	(8,456,611)	(13,373,169)
Institutional Class	(15,333,389)	(35,775,096)
Net decrease in net assets from capital transactions	(21,447,303)	(23,273,808)

Total decrease in net assets	(22,624,462)	(33,977,496)

Net Assets:
Beginning of period	102,212,680	136,190,176
End of period	$79,588,218	$102,212,680

Accumulated net investment income	$211,717	$-

Capital Share Transactions:
Shares sold:
Investor Class	75,266	423,615
Institutional Class	132,456	1,021,399
Shares reinvested:
Investor Class	-	90,796
Institutional Class	-	489,557
Shares redeemed:
Investor Class	(766,903)	(1,021,887)
Institutional Class	(1,294,164)	(2,737,434)
Net decrease in capital share transactions	(1,853,345)	(1,733,954)

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended June 30, 2016 (Unaudited)		For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period Ended December 31, 2012*
Net asset value, beginning of period	$11.82		$13.13	$12.37	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.01		0.02	0.02	0.07	-
Net realized and unrealized gain (loss)	(0.11)		(0.45)	1.27	2.38	-
Total from investment operations	(0.10)		(0.43)	1.29	2.45	-

Less Distributions:
From net investment income	-		-	-	(0.03)	-
From net realized gain	-		(0.88)	(0.53)	(0.05)	-
Total distributions	-		(0.88)	(0.53)	(0.08)	-

Net asset value, end of period	$11.72		$11.82	$13.13	$12.37	$10.00

Total return[2]	(0.85)%	[3]	(3.39)%	10.41%	24.47%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,696		$15,943	$24,371	$34,902	$20

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.58%	[4]	1.54%	1.53%	1.77%	-
After fees waived and expenses absorbed	1.40%	[4]	1.41%	1.40%	1.41%	-
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed	0.07%	[4]	(0.01)%	(0.01)%	0.19%
After fees waived and expenses absorbed	0.25%	[4]	0.12%	0.12%	0.55%	-

Portfolio turnover rate	64%	[3]	86%	123%	71%	-

*	Commencement of operations
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended June 30, 2016 (Unaudited)		For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period Ended December 31, 2012*
Net asset value, beginning of period	$11.89		$13.18	$12.39	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.03		0.05	0.05	0.09	-
Net realized and unrealized gain (loss)	(0.13)		(0.45)	1.28	2.40	-
Total from investment operations	(0.10)		(0.40)	1.33	2.49	-

Less Distributions:
From net investment income	-		(0.01)	(0.01)	(0.05)	-
From net realized gain	-		(0.88)	(0.53)	(0.05)	-
Total distributions	-		(0.89)	(0.54)	(0.10)	-

Net asset value, end of period	$11.79		$11.89	$13.18	$12.39	$10.00

Total return[2]	(0.84)%	[3]	(3.12)%	10.69%	24.86%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$71,892		$86,270	$111,819	$76,482	$2,980

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.33%	[4]	1.29%	1.28%	1.52%	-
After fees waived and expenses absorbed	1.15%	[4]	1.16%	1.15%	1.16%	-
Ratio of net investment income to average net assets (including interest expense):
Before fees waived and expenses absorbed	0.32%	[4]	0.24%	0.24%	0.44%	-
After fees waived and expenses absorbed	0.50%	[4]	0.37%	0.37%	0.80%	-

Portfolio turnover rate	64%	[3]	86%	123%	71%	-

*	Commencement of operations
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2016 (Unaudited)

Note 1 – Organization
Oakseed Opportunity Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to achieve long-term capital appreciation. The Fund commenced investment operations on December 31, 2012, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016 (Unaudited)

(c) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016 (Unaudited)

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the six months ended June 30, 2016 the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Jackson Park Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.95% of the Fund’s average daily net assets up to $1 billion and 0.85% of the Fund’s average daily net assets in excess of $1 billion. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the six months ended June 30, 2016, the Advisor waived $78,488 of its advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At June 30, 2016, the amount of these potentially recoverable expenses was $419,858. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2017	$169,602
2018	171,768
2019	78,488
Total	$419,858

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016 (Unaudited)

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year six months ended June 30, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the six months ended June 30, 2016 are reported on the Statements of Operations.

Note 4 – Federal Income Taxes
At June 30, 2016, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$73,173,490

Gross unrealized appreciation	$6,897,296
Gross unrealized depreciation	(3,211,792)

Net unrealized appreciation on investments	$3,685,504

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	646,506
Tax accumulated earnings	646,506

Accumulated capital and other losses	(1,179,610)
Net unrealized appreciation on investments	9,086,995
Net unrealized appreciation on securities sold short	321,102
Total accumulated earnings	$8,874,993

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

Distribution paid from:	2015	2014
Ordinary income	$225,436	$528,309
Long-term capital gains	7,070,690	4,816,708
Total distributions paid	$7,296,126	$5,345,017

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first day of the Fund's next taxable year. As of December 31, 2015, the Fund had $1,179,610 of post-October losses, which are deferred until January 1, 2016 for tax purposes.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016 (Unaudited)

Note 5 – Investment Transactions
For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term investments, were $50,888,111 and $73,031,196, respectively. Proceeds from securities sold short and cover short securities, were $0 and $2,649,233, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to the Investor Class, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the six months ended June 30, 2016, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016 (Unaudited)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks*	$71,169,541	$-	$-	$71,169,541
Exchange-Traded Funds	1,800,560	-	-	1,800,560
Short-Term Investments	3,888,893	-	-	3,888,893
Total Assets	$76,858,994	$-	$-	$76,858,994

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers between levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 10 - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 – Recently Issued Accounting Pronouncements
In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016 (Unaudited)

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on December 8-10, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Jackson Park Capital, LLC (the “Investment Advisor”) with respect to the Oakseed Opportunity Fund series of the Trust (the “Fund”) for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the S&P 500 Index and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Large Blend fund universe (the “Fund Universe”) for the one-year period ended September 30, 2015; and reports comparing the investment advisory fees and total expenses of the Fund to those of the Peer Group and the Fund Universe. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the total return of the Fund for the one-year period was above the median returns of the Peer Group and the Large Blend Fund Universe, but slightly below the return of the S&P 500 Index by 0.68%. The meeting materials also showed that the Fund’s risk profile over the past year was superior to those of most funds in the Peer Group and Fund Universe, as measured by the Fund’s standard deviation, which was in the lowest quartile in each case.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Fund, the meeting materials indicated that the investment advisory fee (gross of fee waivers) was higher than the Peer Group and Fund Universe medians by 0.15% and 0.30%, respectively. The Trustees noted, however, that the Investment Advisor had waived a portion of its advisory fee with respect to the Fund because of the Fund’s low asset levels. The Trustees also considered that the Investment Advisor does not manage assets for any other clients, and therefore they could not compare the Fund’s advisory fees with those of any other clients of the Investment Advisor.

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The total expenses paid by the Fund (net of fee waivers) were higher than the Peer Group median by 0.11% and higher than the Fund Universe median by 0.37%. The Trustees noted, however, the Investment Advisor’s assertion that the Fund may invest in companies of any market capitalization, that such a mandate requires more analytical resources than funds that invest solely in large capitalization stocks, and that the Fund’s advisory fees and total expense ratio would therefore be higher than those of funds in the Large Blend Fund Universe. The Trustees also noted that the Fund’s average net assets were significantly smaller than the average net assets of funds in the Fund Universe.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s profits with respect to the Fund, noting that the Investment Advisor had waived a portion of its fees during the period, and determined that the profit level was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund other than its receipt of investment advisory fees, including research received from broker-dealers providing execution services to the Fund, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that the Fund’s advisory fee schedule included a fee breakpoint at the $1 billion asset level, which was designed to pass any benefits of economies of scale to the Fund’s shareholders.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Oakseed Opportunity Fund
EXPENSE EXAMPLE
For the Six Months Ended June 30, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/16	6/30/16	1/1/16 – 6/30/16
Investor Class	Actual Performance	$1,000.00	$991.50	$6.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.89	7.03
Institutional Class	Actual Performance	1,000.00	991.60	5.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40% and 1.15% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Oakseed Opportunity Fund
A series of Investment Managers Series Trust

Investment Advisor
Jackson Park Capital, LLC
175 West Canyon Crest Road, Suite 202
Alpine, Utah 84004

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Oakseed Opportunity Fund-Investor Class	SEEDX	46141P 107
Oakseed Opportunity Fund-Institutional Class	SEDEX	46141P 206

Privacy Principles of the Oakseed Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Oakseed Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 446-4460, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 446-4460, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 446-4460. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Oakseed Opportunity Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 446-4460

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	09/08/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	09/08/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	09/08/2016